UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2003 (Date of earliest event reported)

Commission file number: 0-13171

Evergreen Resources, Inc.

(Exact name of registrant as specified in its charter)

Colorado	84-0834147
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1401 17th Street, Suite 1200 Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

(303) 298-8100
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On October 29, 2003, Evergreen Resources, Inc. issued a press release regarding its financial results for its third quarter ended September 30, 2003.  A copy of this press release is attached as Exhibit 99.1 and incorporated by reference into this Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Resources, Inc.

	By:	/s/ Kevin R. Collins
Kevin R. Collins
Executive Vice President – Finance,
Chief Financial Officer and Treasurer

Date: October 29, 2003